UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): November 8, 2017

                          Tiger Reef, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-55333	46-3073820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

           Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management. Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 3.01	Unregistered Sales of Equity Securities

Blackbridge Capital Growth Fund, LLC (April 17, 2017 Note)

On November 8, 2017, Tiger Reef, Inc.’s (“Tiger Reef”) transfer agent received a Notice of Conversion #3 in the amount of $2,569.00 in principal and subsequently issued 4,670,909 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.00055 a share pursuant to the Blackbridge Capital Growth Fund convertible note described in detail the Form 8-K filed with the SEC on April 21, 2017.  After this conversion this convertible note had a remaining principal balance of $64,728.27.

Eagle Equities, LLC (March 1, 2017 Note)

On November 13, 2017, Tiger Reef’s transfer agent received a Notice of Conversion #5 in the amount of $1,650.00 in principal and $94.23 in interest and subsequently issued 3,171,327 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.00055 a share pursuant to the Eagle Equities convertible note described in detail the Form 8-K filed with the SEC on March 3, 2017.  After this conversion this convertible note had a remaining principal balance of $19,550.00.

Crown Bridge Partners, LLC (April 3, 2017 Note)

On November 10, 2017, Tiger Reef’s transfer agent received a Notice of Conversion #10 in the amount of $835.60 in principal and $250.00 in legal fees and subsequently issued 2,714,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0004 a share pursuant to the Crown Bridge Partners convertible note described in detail the Form 8-K filed with the SEC on April 7, 2017.  After this conversion this convertible note had a remaining principal balance of $21,455.40.

On November 12, 2017, Tiger Reef’s transfer agent received a Notice of Conversion #11 in the amount of $981.20 in principal and $250.00 in legal fees and subsequently issued 3,078,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0004 a share pursuant to the Crown Bridge Partners convertible note described in detail the Form 8-K filed with the SEC on April 7, 2017.  After this conversion this convertible note had a remaining principal balance of $20,474.20.

After these conversions, Tiger Reef had 72,615,651 shares of its common stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER REEF, INC.

Dated: November 13, 2017	By:	/s/ J. Scott Sitra
President and Chief Executive Officer